SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549-1004

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

DECEMBER 28, 2010

Date of Report (Date of Earliest Event Reported)

STAKOOL, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-24723	88-0393257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18565 Soledad Canyon Road #153 Canyon Country, CA 91351
(Address of principal executive offices and Zip Code)

(888) 415-1609

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      .  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 28, 2010,  Stakool Inc., a Nevada corporation (the “Company”), finalized  the  Purchase Agreement (the “Agreement”) with LinQpay a Delaware Corporation, which was first reported on June 7, 2010.  This agreement was amended on October 22, 2010.

Pursuant to the Agreement and Amendment, the Company purchased 100% of LinQpay, Inc. and all of LinQpays’ subsidiaries; the consideration paid to LinQpay is an aggregate of 10,000,000 fully paid and nonassessable shares of Common Stock of STKO, the Company (the “Shares”).

The closing conditions set forth in the amended Agreement from October 22, 2010 have now been satisfied, agreed and accepted by both parties. Now that all exchanges of documents and other information has been satisfied by both parties, the official closing date has been deemed as December 28, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAKOOL, INC.

Date: December 28, 2010	By:	/s/ Kyle Gotshalk
	Name:	Kyle Gotshalk
	Title:	President and Director